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                                                                Exhibit 10.15


              THE STOCK APPRECIATION AND PHANTOM STOCK UNIT PLAN OF
                  PAYLESS SHOESOURCE, INC. AND ITS SUBSIDIARIES
                                       FOR
                   PAYLESS SHOESOURCE INTERNATIONAL EMPLOYEES

                                       AS

                           AMENDED SEPTEMBER 18, 2003
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               THE STOCK APPRECIATION AND PHANTOM STOCK UNIT PLAN

                                       OF

                  PAYLESS SHOESOURCE, INC. AND ITS SUBSIDIARIES

                                       FOR

                   PAYLESS SHOESOURCE INTERNATIONAL EMPLOYEES
                           Amended September 18, 2003


I.    GENERAL

            1. PURPOSE. The purpose of the Plan is to aid Payless ShoeSource, Inc. and its subsidiaries in attracting, retaining, motivating and rewarding certain management employees.

            2. DEFINITIONS. Whenever used herein, the following terms shall have the meanings set forth below:

                        (a) "Agreement" means the agreement between the Company
            or any International Subsidiary and a Participant evidencing the award of Stock Appreciation Units or Phantom Stock Units and containing the terms and conditions, not inconsistent with the Plan, that are applicable to such Units.

                        (b) "Award" means an award of Units under the Plan.

                        (c) "Exercise Price" means, with respect to a Stock
            Appreciation Unit, the Fair Market Value of a share of Stock on the date the Stock Appreciation Unit is granted.

                        (d) "Board" means the Board of Directors of Payless
            ShoeSource, Inc., a Delaware corporation.

                        (e) "Committee" means a committee designated by the
            Board which shall consist of not less than 2 members of the Board who shall be appointed by and serve at the pleasure of the Board and who shall be "outside" directors within the meaning of Section 162(m) of the Code.

                        (f) "Company" means Payless ShoeSource, Inc., a Delaware
            corporation.

                        (g) "Disability" means a total and permanent disability
            which enables the Participant to be eligible for and to receive disability benefits under (i) the Social Security Act of the United States of America or (ii) under any

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            comparable governmental arrangements in the country in which the
            Participant resides.

                        (h) "Fair Market Value" of a share of Stock means the
            average of the high and low price of the Stock on the New York Stock Exchange on the date in question, or if no sales occurred on such day, on the last preceding day on which Stock was traded.

                        (i) "International Subsidiary" means any Subsidiary
            primarily engaged in business outside of the United States of America.

                        (j) "Participant" means an individual to whom an Award
            for Stock Appreciation Units or a Phantom Stock Units is made under the Plan.

                        (k) "Phantom Stock Unit" means a non-transferrable, non-
            assignable right described in Part II of the Plan awarded by the Company or any Subsidiary and approved by the Committee under or pursuant to the Plan which provides for the payment of an amount in cash in accordance with such terms and conditions, not inconsistent with the Plan, that are applicable to such Unit.

                        (l) "Plan" means The Stock Appreciation and Phantom
            Stock Unit Plan of Payless ShoeSource, Inc. and Its Subsidiaries For Payless ShoeSource International Employees.

                        (m) "Retirement" means "retirement" as that word is
            defined in any retirement plan sponsored by an International Subsidiary which is applicable to the Participant or, if there is no such plan, as defined in the Company's Profit Sharing Plan.

                        (n) "Subsidiary" means any company owned, directly or
            indirectly by the Company or any subsidiary thereof.

                        (o) "Stock" means common stock of the Company.

                        (p) "Stock Appreciation Unit" means a non-transferrable,
            non- assignable right described in Part II of the Plan awarded by the Company or any Subsidiary and approved by the Committee under or pursuant to the Plan which provides for the payment of an amount in cash in accordance with such terms and conditions, not inconsistent with the Plan, that are applicable to such Unit and whose Exercise Price is the Fair Market Value of a share of Stock on the date of the Award.

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                        (q) "Unit" means a Stock Appreciation Unit or a Phantom
            Stock Unit. Each Phantom Stock Unit shall represent the right to receive 100% of the value of a share of Stock on the day the Unit vests. Each Stock Appreciation Unit shall represent the right to receive the difference, if positive, between the Fair Market Value of a share of stock on the date the Unit is exercised and the Exercise Price of the Unit. Units are not shares of stock and do not entitle Participants to receive Stock or exercise any rights incident to ownership of Stock, except that the Committee may provide in an agreement that holders of Phantom Stock Units will receive dividend equivalents if any cash dividends are paid on its Stock by the Company.

         3. ADMINISTRATION. The Plan shall be administered by the Committee. Subject to all the applicable provisions of the Plan, including, without limitation, Section 4 of Part I of the Plan, the Committee is authorized to approve Awards of Units in accordance with the Plan, to construe and interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all determinations and take all actions necessary or advisable for the Plan's administration. The Committee shall act by vote or written consent of a majority of its members. Whenever the Plan authorizes or requires the Committee to take any action, make any determination or decision, or form any opinion, then any such action, determination, decision or opinion by or of the Committee shall be in the absolute discretion of the Committee.

         4. PARTICIPANTS. The individuals who are eligible to receive Awards for Units hereunder shall be limited to management employees of any Subsidiary who, on the date of the award of Units under the Plan, are not citizens of the United States of America and who are employed and reside out of the boundaries of the United States of America.

         From time to time the Committee shall in its sole discretion, but subject to all of the provisions of the Plan, determine which eligible employees will receive Awards of Units under the Plan and the size, terms and conditions of the Unit or Units to be awarded to each Participant. In any year, the Committee may approve the award to any eligible employee of Units subject to differing terms and conditions. Neither the Committee's decision to approve the award of a Unit to that employee in any other year or to any other employee in any other year, nor the Committee's decision with respect to the size, terms and conditions of the Award(s) to be made to an employee in any year, require the Committee to approve the award of the Unit(s) of the same size or with the same terms and conditions to such employee in any other year or to any other employee in any year. The Committee shall not be precluded from approving the award of a Unit to any eligible employee solely because such employee may previously have received an Award under the Plan.

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         5. EMPLOYMENT. In the absence of any specific agreement to the contrary, no Award of Units to a Participant under the Plan shall affect any right of the Participant's employer to terminate the Participant's employment at any time.

II.    UNITS

         1. UNITS. The Committee may from time to time in its discretion approve the award of Units to employees who are eligible to receive an Award in accordance with Section 4 of Part I of the Plan. An Award shall be evidenced by an Agreement which shall contain such terms and conditions (which may include vesting provisions and other restrictions not inconsistent with the Plan as the Committee shall determine); provided, however, that an Award shall satisfy the requirements set forth in Part II of the Plan.

         2. GRANT. An Award may be granted by the Committee and shall be effective upon the date approved by the Committee.

         3. EXERCISE AND VESTING. Stock Appreciation Unit Awards may be exercised by the Participant only at such time or times, and only upon such terms and conditions, as shall be set forth in the Agreement relating to such Stock Appreciation Unit Award. A Phantom Stock Unit Award will vest on the date or dates as are set forth in the Agreement respecting such Phantom Stock Unit Award.

         4. AMOUNT OF PAYMENT. Upon the exercise of a Stock Appreciation Unit Award, a Participant shall be entitled to receive the excess of the Fair Market Value of a share of Stock over the Exercise Price of a Unit with respect to each Unit exercised. Upon vesting of a Phantom Stock Unit, a participant shall be entitled to receive an amount for such Unit equal to the Fair Market Value of a share of Stock on the date the Unit vests.

         5. FORM OF PAYMENT. Any amount which becomes payable upon exercise or vesting of an Award under the Plan shall be paid entirely in cash. The Committee may determine that amounts shall be payable in United States dollars or in local currency, converted on such basis and at such conversion rate as the Committee shall deem reasonable.

         6. TERMINATION.

                  (a) GENERAL. A Stock Appreciation Unit Award shall terminate as of the earlier of (i) the date of exercise of Award, to the extent that it is exercised, or (ii) the expiration date specified in the Agreement with respect to such Award. If an unexercised Stock Appreciation Unit Award is otherwise exercisable on the date that it expires, and if the Fair Market Value of Stock with

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         respect to which it was granted, determined as of the date of such expiration, exceeds the Exercise Price of the Units (under such Award as set forth in the Stock Appreciation Unit Agreement), then the Award shall automatically be deemed to have been exercised as of the date of such expiration.

                  (b) TERMINATION OF EMPLOYMENT. If a Participant ceases to be an employee of the Company or of a Subsidiary, for any reason other than such Participant's Disability, Retirement or Death, then any Award not theretofore exercised or vested, as applicable, shall immediately be terminated and may not thereafter be exercised, and no payment shall be made hereunder pursuant to such Award. Each Agreement shall provide that the Committee may terminate any Award prior to the date on which the Unit is exercised or vested, as applicable, if the Participant engages during the life of the Award in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company or of any Subsidiary.

                  (c) DISABILITY. If a Participant ceases to be an employee of the Company or of a Subsidiary by reason of such Participant's Disability, then the Participant's rights under the Award after the date of such Disability shall be determined by the provisions of the Agreement applicable to such Award.

                  (d) DEATH. If a Participant ceases to be an employee of the Company or of a Subsidiary by reason of the Participant's death, the participant's rights under the Award shall be determined by the provisions of the Agreement applicable to such Award.

                  (e) RETIREMENT. If a Participant ceases to be an employee of the Company or of a Subsidiary by reason of the Participant's Retirement, any unvested Phantom Stock Units shall expire. The right to exercise all or any portion of any Award of Stock Appreciation Units shall be determined by the provisions of the Agreement applicable to such Award.

         7. NON-ASSIGNABILITY. An Award shall not be transferable (other than by will or the laws of descent and distribution) and, during the Participant's lifetime, shall be exercisable by, and payable to, only the Participant.

         8. RESTRICTIONS. Awards shall be subject to the condition that if at any time the Company shall determine in its discretion that the registration of the Plan with any regulatory authority, the satisfaction of withholding tax or other withholding liabilities under the law of any applicable jurisdiction or the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, the exercise or vesting of such Award, then, in any such event, such exercise or vesting shall

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not be effective unless such registrations withholding, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         9. REPRICING PROHIBITED. There shall be no grant of a Stock Appreciation Unit in exchange for a Participant's agreement to cancellation of a Stock Appreciation Unit with a higher Exercise Price that was previously granted to such Participant.

III. CANCELLATION AND RESCISSION

         1. COMPETITION; CONFIDENTIAL INFORMATION.

                        (a) Unless a Stock Appreciation Right Agreement (any
            such agreement being referred to herein as an "Agreement") specifies otherwise, the Committee may

                        (i) cancel at any time any unexercised Stock
            Appreciation Unit; or

                        (ii) rescind any exercise of a Stock Appreciation Unit

         if the Participant is not in compliance with all other applicable provisions of the Agreement or the Plan or if, prior to any such exercise or within six months after such exercise, the Participant

                        (A) engages in a Competing Business, as such term is defined in the Agreement; or

                        (B) solicits for employment, hires or offers employment to, or discloses information to or otherwise aids or assists any other person or entity other than the Company in soliciting for employment, hiring or offering employment to, any employee of the Company; or

                        (C) takes any action which is intended to harm the Company or its reputation, which the Company reasonably concludes could harm the Company or its reputation or which the Company reasonably concludes could lead to unwanted or unfavorable publicity to the Company; or

                        (D) discloses to anyone outside the Company, or uses in other than the Company's business, any "confidential information," as such term is defined in the Agreement.

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                        (b) Upon exercise of Stock Appreciation Unit, the
            Participant shall certify on a form acceptable to the Committee that the Participant is in compliance with the terms and conditions of the Agreement and the Plan.

                        (c) The Company shall immediately notify the Participant
            in writing of any cancellation of any unexercised Stock Appreciation Unit. Following receipt of such notice, the Participant shall have no further rights with respect to such Stock Appreciation Unit.

                        (d) The Company shall notify the Participant in writing
            of any rescission of an exercise of a Stock Appreciation Unit within one year after the activity referred to in Part III, Section 1(a). Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the excess of the Fair Market Value of the Stock on the date of exercise of a Stock Appreciation Unit over the Exercise Price for the Unit.

            2. AGREEMENT BY PARTICIPANT REGARDING DEDUCTION. The Participant shall agree and consent to a deduction from any amounts the Company or a Subsidiary owes to the Participant from time to time (including amounts owed as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to the Participant by the Company or a subsidiary), to the extent of the amounts the Participant owes the Company under this Article III. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set- off the full amount owed by the Participant, calculated as set forth in this Article III, then the Participant agrees to pay immediately the unpaid balance to the Company.

IV. MISCELLANEOUS

            1. EFFECTIVE DATE. The Plan shall become effective on May 14, 1997.

            2. DURATION OF PLAN. The Plan shall remain in effect until it is terminated by the Company.

            3. WITHHOLDING. The Company or any Subsidiary shall have the right to deduct from the amount of any payment arising from the exercise or vesting of an Award any taxes required by applicable law to be withheld from such amount.

            4. UNFUNDED PLAN. The Plan shall be unfunded. Neither the Company nor any Subsidiary nor the Committee shall be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company nor the Committee shall be deemed to be a trustee of any amounts to be paid under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations created by the Plan or an Agreement, and no such


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obligation shall be deemed to be secured by any pledge or any encumbrance on any property of the Company or of any Subsidiary.

            5. CHANGES IN CAPITAL STRUCTURE. In the event that there is any change in the capital structure of the Company, through merger, consolidation, reorganization, recapitalization, spinoff or otherwise, or if there shall be any dividend on the Stock, payable in such Stock, or if there shall be a stock split or combination of shares, the number and/or the Exercise Price of the Units shall be proportionately adjusted by the Board as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the Participant's Award. The issuance of Stock for consideration and the issuance of Stock rights shall not be considered a change in the Company's capital structure. No adjustment provided for in this section will result in fractional Units.

            6. AMENDMENT OR TERMINATION. The Board may, by resolution, amend or terminate the Plan at any time; provided, however, that the Board may not, without the consent of the holder of the Unit, alter or impair any Award previously granted under the Plan except as authorized herein.

Notwithstanding the foregoing, the Board may, by resolution, amend the Plan in any way that it deems necessary or appropriate in order to make income with respect to the Plan deductible for United States Federal income tax purposes under Section 162(m) of the Code without regard to the foregoing proviso and any such amendment shall be effective as of such date as is necessary to make such income under the Plan so deductible.

            7. CHANGE OF CONTROL. If while unexercised awards remain outstanding under the Plan:

                        (a) Any individual, entity or group (within the meaning
            of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then- outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Section 7, none of the following shall constitute a Change of Control: (A) any acquisition directly from the Company of 30% or less of Outstanding Company Common Stock or Outstanding Company Voting Securities provided that at least a majority of the members of the board of directors of the Company following such acquisition were members of the Incumbent Board at the time of the Board's approval of such acquisition, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company, or (D) any acquisition by the Company which, by reducing the number of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities, increases the proportionate number of shares of Outstanding Company


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            Common Stock or Outstanding Company Voting Securities beneficially owned by any Person to 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities; provided, however, that, if such Person shall thereafter become the beneficial owner of any additional shares of Outstanding Company Common Stock or Outstanding Company Voting Securities and beneficially owns 20% or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities, then such additional acquisition shall constitute a Change of Control; or

                        (b) Individuals who, as of the date hereof, constitute
            the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                        (c) A reorganization, merger, consolidation or sale or
            other disposition of all or substantially all of the assets of the Company (a "Business Combination") is consummated, in each case, unless, immediately following such Business Combination, (i), more than 50%, respectively, of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of (x) the corporation resulting from such Business Combination or (y) a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries, is represented by the Outstanding Company Common Stock and the Outstanding Company Voting Securities (or, if applicable, is represented by shares into which Outstanding Company Common Stock or Outstanding Company Voting Securities were converted pursuant to such Business Combination) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of

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            the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                        (d) The stockholders of the Company approve of a
            complete liquidation or dissolution of the Company.

then from and after the date of the first of the foregoing events to occur, all outstanding Stock Appreciation Unit Awards held by active employees on such date shall be exercised in full, whether or not otherwise exercisable, and all outstanding Phantom Stock Unit Awards held by active employees on such date shall vest in full, and shall be deemed fully payable.

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